US PW TAMARACK INTERNATIONAL FUND, L.L.C.
November 2002

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
Dated May 18, 2001

UBS PW TAMARACK INTERNATIONAL FUND, L.L.C.
SUPPLEMENT
DATED NOVEMBER 2002

The information set forth below supplements, and supersedes any contrary information contained in, the Prospectus ("INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES - Derivatives") dated May 18, 2001 and Statement of Additional Information ("ADDITIONAL INVESTMENT POLICIES - Foreign Securities") dated May 18, 2001, as revised April 19, 2002, of UBS PW Tamarack International Fund, L.L.C. (the "Fund"). Prospective investors are urged to read the Fund's Prospectus and Limited Liability Company Agreement (the "Agreement") carefully, which is provided together with (or has preceded) this Supplement.

The Fund may hedge against foreign currency risks, including the risk of changing currency exchange rates, and it may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective. There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful.